GARDEN STATE SECURTIES INC (Details) (USD $)	Dec. 31, 2012
Reimbursed legal fees	$ 12,500
Percentage cash commission	8.00%
Gross proceeds received in the equity financing	40,000
Common shares purchased	85,333
Exercise price	$ 0.6405
Price per unit	$ 0.46875
Common share for a net proceeds	447,500
Common share for a net proceed	292,218
Relative fair value of the common stock and warrants	$ 207,782
Per common share	$ 0.27
Per common shares	$ 0.18